                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) AUGUST 18, 1998

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)


   LAWS OF THE UNITED STATES             333-24227              76-0039224
   -------------------------             ---------              ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                           Identification Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                      19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


                                  302/594-4117
               --------------------------------------------------
               Registrant's telephone number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Items 1-4.     Not Applicable

Item 5.        Other Events

               On August 18, 1998, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $800,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1998-6 and $72,289,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1998-6, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.        Not Applicable.

Item 7.        Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.01 Series Term Sheet dated August 18, 1998, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificate of the First USA Credit Card Master Trust, Series 1998-6.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST USA BANK, NATIONAL ASSOCIATION
                                          As Servicer

                                          By: /s/ Tracie H. Klein
                                              -----------------------------
                                              Tracie H. Klein
                                              Vice President


Date:  August 19, 1998
       ---------------

                                  EXHIBIT INDEX

Exhibit No.                 Description                              Page No.
-----------                 -----------                              --------

  99.01        Series 1998-6 Term Sheet                                  5
               Dated August 18, 1998